UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 20, 2012

POWER SOLUTIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52213	33-0963637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Wheat Lane, Wood Dale, IL		60191
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 350-9400

Copies to:

Katten Muchin Rosenman LLP

525 W. Monroe Street

Chicago, IL 60661

Tel.: (312) 902-5200

Fax: (312) 902-1061

Attn: Mark D. Wood, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 23, 2012, Power Solutions International, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) its original Current Report on Form 8-K (the “Original Form 8-K”) to report that on March 20, 2012, the Company and its subsidiaries entered into an amendment (the “Amendment”) to its credit agreement, dated April 29, 2011, with BMO Harris Bank, N.A. (formerly known as Harris N.A.) (“Harris”), which increased the Company’s total credit facility with Harris from $35.0 million to $50.0 million and extended the term of the credit facility through March 20, 2017. For additional details regarding the Amendment, please see the Original Form 8-K.

The Company previously filed a partially redacted copy of the Amendment as Exhibit 10.1 to the Original Form 8-K. This Amendment No. 1 to the Original Form 8-K (“Amendment No. 1”) is being filed by the Company in connection with its withdrawal of its application for confidential treatment with respect to some, but not all, redacted portions of this Exhibit for which the Company had previously sought confidential treatment pursuant to an application under Rule 24b-2 under the Securities Exchange Act of 1934 and Rule 406 under the Securities Act of 1933. A revised redacted copy of this exhibit that includes previously redacted information for which the Company has withdrawn its request for confidential treatment is attached as Exhibit 10.1 to this Amendment No. 1.

Except as described above and set forth herein, no modifications have been made to information contained in the Original Form 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Original Form 8-K

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit Description

10.1	Amendment No. 1, dated as of March 20, 2012, to Loan and Security Agreement, dated as of April 29, 2011, by and among BMO Harris Bank N.A., as agent for itself and other lenders party thereto, each of the lenders party thereto, Power Solutions International, Inc., The W Group, Inc., Power Solutions, Inc., Power Great Lakes, Inc., Auto Manufacturing, Inc., Torque Power Source Parts, Inc., Power Properties, L.L.C., Power Production, Inc., Power Global Solutions, Inc., PSI International, LLC and XISync LLC, and related documents. †

†	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been separately filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Solutions International, Inc.

Date: April 20, 2012	/s/ Eric A. Cohen
	Name:	Eric A. Cohen
	Title:	Chief Operating Officer